                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-3807
                                   ---------------------------------------------

                        SunAmerica Money Market Funds, Inc
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                     AIG SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: December 31
                        --------------------------

Date of reporting period:  December 31, 2007
                         -------------------------

Item 1. Reports to Stockholders

[PHOTO]




             ANNUAL REPORT 2007

SUNAMERICA
Money Market Funds





     [LOGO]

     www.sunamericafunds.com

     live longer retire stronger/sm/

        December 31, 2007                                          ANNUAL REPORT

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund (SMAXX)

SunAmerica Municipal Money Market Fund (NMAXX)

                        Table of Contents



          SHAREHOLDERS' LETTER...................................  1
          FUND REVIEWS...........................................  2
          EXPENSE EXAMPLE........................................  4
          STATEMENT OF ASSETS AND LIABILITIES....................  6
          STATEMENT OF OPERATIONS................................  7
          STATEMENT OF CHANGES IN NET ASSETS.....................  8
          FINANCIAL HIGHLIGHTS...................................  9
          PORTFOLIO OF INVESTMENTS............................... 12
          NOTES TO FINANCIAL STATEMENTS.......................... 18
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 26
          APPROVAL OF ADVISORY AGREEMENTS........................ 27
          DIRECTORS AND OFFICERS INFORMATION..................... 31
          SHAREHOLDER TAX INFORMATION............................ 34

        December 31, 2007                                          ANNUAL REPORT

        Shareholders' Letter


Dear Shareholder:

   We are pleased to present the annual report for the SunAmerica Money Market Fund and the SunAmerica Municipal Money Market Fund. Included is a discussion of the market conditions that have shaped the investment environment over the fiscal year ended December 31, 2007.

   The past year certainly was an interesting and challenging one in the financial markets. Concerns over the state of the housing market and the potential impact on the consumer along with price increases in food and energy transitioned during the summer to worries about subprime mortgages. The fear of a credit crunch weighed on investors who became risk-averse as the stock market sold off in both August and November. In September, the Federal Reserve Open Market Committee lowered the Federal Funds target rate for the first time in 2007 signaling concerns that the economy's prospects were then at least equal with inflationary concerns. Unease about the housing market and the potential dampening effect of constrained lenders continued through year-end with the Federal Reserve continuing to ease. The Federal Funds rate ended the year at 4.25% -- 100 basis points lower than where it began the year.

   Though the markets have posed challenges, we remain diligent in the management of your assets and thank you for your continued investment in our Funds.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President and CEO
AIG SunAmerica Asset Management Corp.


--------
Past performance is no guarantee of future results.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        SunAmerica Money Market Fund


Andrew Doulos, Portfolio Manager
AIG SunAmerica Asset Management Corp.

   The SunAmerica Money Market Fund (Class A) returned 4.32%, compared to the three-month T-Bill index which returned 4.40% in the annual period ended December 31, 2007.

   The first half of the year was relatively calm, with the Federal Open Market Committee holding short-term interest rates steady at 5.25%. However, during the summer the subprime mortgage crisis and ensuing impact on the credit markets impacted all financial markets including money markets. Particularly hard hit was asset-backed commercial paper, a favored investment in many money market funds.

   Prior to the onset of the credit crisis, we boosted our investments in Treasuries. While this has had an adverse effect on the Fund's yield we believed this was a prudent action to preserve capital during an uncertain time in the financial markets.

   In response to the crisis in both housing and credit, the Federal Reserve held an unscheduled meeting in August, cutting the Discount Rate (the rate charged to Banks directly borrowing from the Federal Reserve) to 5.75%, and embarking on a series of Federal Funds rate cuts. The last 25 basis point decrease in December, the third consecutive decrease, brought their target rate to 4.25%.

   These actions by the Federal Reserve impacted the Fund's performance. Yields on money market securities decreased steadily throughout the period with one-month Certificates of Deposit yielding approximately 4.40% at year end, down from roughly 5.15% at the start of the year.

   Given our outlook for continued decreases in the Federal Funds rate, we continued to emphasize longer fixed-rate and floating-rate securities while selectively purchasing short-dated securities when relative value opportunities were discovered. The Fund maintained an average maturity of 38 days on December 31, 2007.


--------
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results.

Securities listed may or may not be a part of current portfolio construction.

        SunAmerica Municipal Money Market Fund

J. Hutchison Bryan, Portfolio Manager
AIG Investments

   The SunAmerica Municipal Money Market Fund (Class A) returned 2.84% for the annual period ended December 31, 2007.

   The economy and stock market faced a turbulent year. Concerns over the state of the housing market and the potential impact on the consumer along with price increases in commodities transitioned during the summer to worries about subprime mortgage loans and securities backed by such instruments. The apprehension about a credit crunch and reduced liquidity began to weigh on the economy and the financial markets, and investors flocked to the safety of Treasury bonds as the stock market sold off in both August and November. In September, the Federal Reserve Open Market Committee lowered the Federal Funds target rate for the first time in 2007, signaling concerns that the economy's prospects were then at least equal with inflationary concerns. Unease about the housing market and the potential dampening effect of constrained lenders continued through year-end.

   The relationship between, and levels of, shorter-term floating and longer-term fixed-rate money market securities are the primary impact on the Fund, depending upon the Fund's weighted average maturity. The portfolio weighted average maturity ranged from a low of 5.6 days in October to a high of
27.9 days in November during the fiscal year.

   In the first quarter, the Fund held the majority of its assets in variable rate demand notes whose rates reset weekly. The Fund was diversified among various sectors and states and held a small portion of fixed-maturity notes which matured in the third quarter of 2007. The Fund maintained this profile in the second quarter but increased its holdings of fixed-maturity notes, with the longest maturity extending to April 2008.

   In the third quarter, the municipal money market experienced a quarter influenced by abrupt increases in short taxable rates, as concerns generated by subprime mortgage exposure roiled the credit markets. During the quarter, the Fund invested a larger portion of its assets in variable-rate securities, with a weighting toward revenue-backed obligations in the transportation, housing, water, sewer and healthcare sectors. Variable-rate revenue-backed obligations typically reset at higher yields than general obligation securities. The Fund's longest maturity was a fixed coupon note, maturing just over six months from quarter end.

   With the shift to a greater portion of assets invested in variable-rate securities, the Fund did not fully participate in the rally of longer money market maturities, but during August and September was able to benefit from the increases in variable-rate security yields.

   The Fund did not purchase longer-term securities until early in October and again in November. After those extensions of the Fund's weighted average maturity it was able to participate in the overall rally that took place in the fourth quarter as both short-term fixed and floating rates declined. At the end of the fiscal year, the longest maturity was a North Texas Tollway Authority security: a fixed coupon note with a maturity date of November 19, 2008.

   The Fund ended the year with a weighted average maturity of 16.6 days. Variable rate demand obligations make up 90.9% of the Fund, with Revenue Notes comprising 5.7% and general obligation notes/bonds at 3.4%. As of year end, our largest sector exposures are in the housing (approx. 17%), general obligation (approx. 17%) and education (approx. 15%) sectors with North Carolina (approx. 11%), Illinois (approx. 10%) and Michigan (approx. 8%) representing our three largest State exposures.

--------
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results.

Holdings and weightings are as of December 31, 2007 and are subject to change after that date. The portfolio is actively managed and its holdings and composition will differ over time.

        SunAmerica Money Market Funds
        EXPENSE EXAMPLE -- December 31, 2007 -- (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Fund in the SunAmerica Money Market Funds, Inc., you may incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2007 and held until December 31, 2007.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2007" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended December 31, 2007" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2007" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus and/or your retirement plan documents for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2007" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended December 31, 2007" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2007" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus and/or your retirement plan documents for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2007" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus and/or qualified retirement plan document for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SunAmerica Money Market Funds
        EXPENSE EXAMPLE -- December 31, 2007 -- (unaudited) (continued)

                                                  Actual                                           Hypothetical
                            --------------------------------------------------- ---------------------------------
                                                 Ending                                          Ending Account
                                              Account Value     Expenses Paid                      Value using
                               Beginning      Using Actual       During the        Beginning    a Hypothetical 5%
                             Account Value     Returns at     Six Months Ended   Account Value  Assumed Return at
                            at July 1, 2007 December 31, 2007 December 31, 2007 at July 1, 2007 December 31, 2007
                            --------------- ----------------- ----------------- --------------- -----------------
Money Market Fund
   Class A.................    $1,000.00        $1,020.46           $4.58          $1,000.00        $1,020.67
   Class B.................    $1,000.00        $1,016.23           $9.00          $1,000.00        $1,016.28
   Class C ................    $1,000.00        $1,016.16           $8.94          $1,000.00        $1,016.33
   Class I#................    $1,000.00        $1,021.03           $4.08          $1,000.00        $1,021.17
Municipal Money Market Fund
   Class A#................    $1,000.00        $1,013.75           $4.21          $1,000.00        $1,021.02
   Class B#................    $1,000.00        $1,009.51           $8.61          $1,000.00        $1,016.64
   Class C#................    $1,000.00        $1,009.50           $8.61          $1,000.00        $1,016.64

                            ------------------
                                                Expense
                              Expenses Paid      Ratio
                               During the        as of
                            Six Months Ended  December 31,
                            December 31, 2007    2007*
                            ----------------- ------------
Money Market Fund
   Class A.................       $4.58           0.90%
   Class B.................       $9.00           1.77%
   Class C ................       $8.94           1.76%
   Class I#................       $4.08           0.80%
Municipal Money Market Fund
   Class A#................       $4.23           0.83%
   Class B#................       $8.64           1.70%
   Class C#................       $8.64           1.70%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus and/or your qualified retirement plan document for more information.
# During the stated period, the investment adviser and distributor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2007" and the "Expense Ratios" would have been higher.

        SunAmerica Money Market Funds
        STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2007

                                                                    Money Market   Municipal Money
                                                                        Fund         Market Fund
                                                                   --------------- ---------------
ASSETS:
Short-term investment securities, at value* (unaffiliated)........ $ 1,216,235,371 $   154,039,354
Repurchase agreements (cost approximates market value)............      50,533,000              --
                                                                   --------------- ---------------
  Total Investments............................................... $ 1,266,768,371 $   154,039,354
                                                                   --------------- ---------------

Cash..............................................................             772         120,993
Receivable for:
  Fund shares sold................................................       1,138,119             133
  Dividends and interest..........................................       6,471,157         694,040
Prepaid expenses and other assets.................................          10,201             899
Due from investment adviser for expense reimbursements/fee waivers             114              --
                                                                   --------------- ---------------
  Total Assets....................................................   1,274,388,734     154,855,419
                                                                   --------------- ---------------
LIABILITIES:
Payable for:
  Fund shares redeemed............................................         416,464           2,137
  Investment purchased............................................      29,768,775              --
  Investment advisory and management fees.........................         498,671          37,792
  Distribution and service maintenance fees.......................         181,896          16,712
  Transfer agent fees and expenses................................         267,255          26,472
  Dividends payable...............................................          68,438           1,973
  Directors' fees and expenses....................................         223,736           6,682
  Other accrued expenses..........................................         260,420          52,010
                                                                   --------------- ---------------
  Total Liabilities...............................................      31,685,655         143,778
                                                                   --------------- ---------------
   Net Assets..................................................... $ 1,242,703,079 $   154,711,641
                                                                   =============== ===============
NET ASSETS REPRESENTED BY:
Common stock, $.001 par value (10 billion shares authorized)...... $     1,242,655 $       154,711
Paid-in capital...................................................   1,241,317,223     154,556,350
                                                                   --------------- ---------------
                                                                     1,242,559,878     154,711,061
Accumulated undistributed net investment income (loss)............          84,794             580
Accumulated realized gain (loss) on investment....................          58,407              --
                                                                   --------------- ---------------
   Net Assets..................................................... $ 1,242,703,079 $   154,711,641
                                                                   =============== ===============
Class A:
Net assets........................................................ $ 1,182,788,518 $   153,905,961
Shares outstanding................................................   1,182,738,927     153,905,254
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)...... $          1.00 $          1.00
                                                                   =============== ===============
Class B:
Net assets........................................................ $    18,325,509 $       188,853
Shares outstanding................................................      18,325,334         188,794
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)...... $          1.00 $          1.00
                                                                   =============== ===============
Class C:
Net assets........................................................ $    23,046,111 $       616,827
Shares outstanding................................................      23,046,208         616,839
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)...... $          1.00 $          1.00
                                                                   =============== ===============
Class I:
Net assets........................................................ $    18,542,941 $            --
Shares outstanding................................................      18,544,387              --
Net asset value and redemption price per share.................... $          1.00 $            --
                                                                   =============== ===============

*Amortized cost of short-term investment securities (unaffiliated) $ 1,216,235,371 $   154,039,354
                                                                   =============== ===============

See Notes to Financial Statements

        SunAmerica Money Market Funds
        STATEMENT OF OPERATIONS -- For the year ended December 31, 2007

                                                                                   Money Market  Municipal Money
                                                                                       Fund        Market Fund
                                                                                   ------------  ---------------
INVESTMENT INCOME:
Interest (unaffiliated)........................................................... $ 74,692,015   $  4,009,918
Dividends (unaffiliated)..........................................................           --            950
                                                                                   ------------   ------------
   Total investment income........................................................   74,692,015      4,010,868
                                                                                   ------------   ------------
EXPENSES:
Investment advisory and management fees...........................................    6,768,240        387,418
Distribution and service maintenance fees
  Class A.........................................................................    2,083,890        164,787
  Class B.........................................................................      186,258          3,100
  Class C.........................................................................      171,463          4,396
Transfer agent fees and expenses
  Class A.........................................................................    3,114,318        245,750
  Class B.........................................................................       63,105          2,595
  Class C.........................................................................       50,312          3,537
  Class I.........................................................................       41,113             --
Registration fees
  Class A.........................................................................       34,617         24,069
  Class B.........................................................................        9,111          6,773
  Class C.........................................................................       12,968          5,497
  Class I.........................................................................       11,371             --
Custodian and accounting fees.....................................................      277,803         54,369
Reports to shareholders...........................................................      341,510          8,601
Audit and tax fees................................................................       27,970         27,970
Legal fees........................................................................       26,595         11,668
Directors' fees and expenses......................................................      117,873          6,866
Other expenses....................................................................       19,838          8,199
                                                                                   ------------   ------------
   Total expenses before fee waivers, expense reimbursements and custody credits..   13,358,355        965,597
   Fees waived and expenses reimbursed by investment adviser (Note 3).............       (6,583)       (28,046)
   Custody credits earned on cash balances........................................       (9,407)       (14,405)
                                                                                   ------------   ------------
   Net expenses...................................................................   13,342,365        923,144
                                                                                   ------------   ------------
Net investment income (loss)......................................................   61,349,650      3,087,724
                                                                                   ------------   ------------
Net realized gain (loss) on investment............................................       58,407             --
                                                                                   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................... $ 61,408,057   $  3,087,724
                                                                                   ============   ============

See Notes to Financial Statements

        SunAmerica Money Market Funds
        STATEMENT OF CHANGES IN NET ASSETS

                                                 Money Market Fund            Municipal Money Market Fund
                                         --------------------------------  --------------------------------
                                           For the year     For the year     For the year     For the year
                                              ended            ended            ended            ended
                                           December 31,     December 31,     December 31,     December 31,
                                               2007             2006             2007             2006
                                         ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)........... $    61,349,650  $    68,754,726  $     3,087,724  $     2,633,211
 Net realized gain (loss) on investment.          58,407               --               --               --
                                         ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets
 resulting from operations.............. $    61,408,057  $    68,754,726  $     3,087,724  $     2,633,211
                                         ---------------  ---------------  ---------------  ---------------

Distributions to shareholders from:
 Net investment income (Class A)........ $   (59,290,555)     (66,523,360)      (3,071,615)      (2,614,881)
 Net investment income (Class B)........        (700,009)        (942,063)          (6,716)         (10,057)
 Net investment income (Class C)........        (636,557)        (615,060)          (9,393)          (8,273)
 Net investment income (Class I)........        (723,986)        (675,707)              --               --
                                         ---------------  ---------------  ---------------  ---------------
Total distributions to shareholders.....     (61,351,107)     (68,756,190)      (3,087,724)      (2,633,211)
                                         ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions (Note 5)..................    (523,397,627)     119,460,172       52,958,700       14,852,635
                                         ---------------  ---------------  ---------------  ---------------
Total increase (decrease) in net assets.    (523,340,677)     119,458,708       52,958,700       14,852,635
                                         ---------------  ---------------  ---------------  ---------------

NET ASSETS:
Beginning of year.......................   1,766,043,756    1,646,585,048      101,752,941       86,900,306
                                         ---------------  ---------------  ---------------  ---------------
End of year*............................ $ 1,242,703,079  $ 1,766,043,756  $   154,711,641  $   101,752,941
                                         ===============  ===============  ===============  ===============
*Includes accumulated undistributed net
 investment income (loss)............... $        84,794  $        86,251  $           580  $           580
                                         ===============  ===============  ===============  ===============

See Notes to Financial Statements

        SunAmerica Money Market Funds
        FINANCIAL HIGHLIGHTS

                                        MONEY MARKET FUND
                                        -----------------
                Net                           Net                                    Ratio of net
               Asset              Dividends  Asset            Net Assets  Ratio of    investment
               Value      Net      from net  Value              end of    expenses    income to
             beginning investment investment end of   Total     period   to average    average
Period Ended of period income(1)    income   period Return(2)  (000's)   net assets   net assets
------------ --------- ---------- ---------- ------ --------- ---------- ----------  ------------
                                             Class A
-
  12/31/03    $1.000     $0.003    $(0.003)  $1.000   0.32%   $1,644,603    0.88%        0.32%
  12/31/04     1.000      0.005     (0.005)   1.000   0.50     1,630,353    0.90         0.49
  12/31/05     1.000      0.024     (0.024)   1.000   2.38     1,587,641    0.89         2.35
  12/31/06     1.000      0.041     (0.041)   1.000   4.22     1,711,783    0.89         4.14
  12/31/07     1.000      0.044     (0.044)   1.000   4.32     1,182,789    0.90         4.27
                                             Class B
-
  12/31/03    $1.000     $0.000    $ 0.000   $1.000   0.03%   $   44,529    1.18%(3)     0.03%(3)
  12/31/04     1.000      0.001     (0.001)   1.000   0.07        42,437    1.32(3)      0.06(3)
  12/31/05     1.000      0.015     (0.015)   1.000   1.52        31,738    1.74         1.46
  12/31/06     1.000      0.033     (0.033)   1.000   3.32        23,806    1.76         3.26
  12/31/07     1.000      0.034     (0.034)   1.000   3.42        18,326    1.77         3.38
                                            Class C+
-
  12/31/03    $1.000     $0.000    $ 0.000   $1.000   0.03%   $   20,290    1.18%(3)     0.03%(3)
  12/31/04     1.000      0.001     (0.001)   1.000   0.07        16,985    1.33(3)      0.06(3)
  12/31/05     1.000      0.015     (0.015)   1.000   1.54        13,497    1.71         1.59
  12/31/06     1.000      0.033     (0.033)   1.000   3.33        12,399    1.74         3.31
  12/31/07     1.000      0.033     (0.033)   1.000   3.43        23,046    1.76         3.34
                                             Class I
-
  12/31/03    $1.000     $0.004    $(0.004)  $1.000   0.43%   $    9,636    0.77%(3)     0.43%(3)
  12/31/04     1.000      0.006     (0.006)   1.000   0.58        11,895    0.80(3)      0.59(3)
  12/31/05     1.000      0.025     (0.025)   1.000   2.49        13,708    0.80(3)      2.49(3)
  12/31/06     1.000      0.042     (0.042)   1.000   4.31        18,057    0.80(3)      4.26(3)
  12/31/07     1.000      0.043     (0.043)   1.000   4.43        18,543    0.80(3)      4.32(3)

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)Net of the following expense reimbursements/waivers (based on average net assets):

                      12/31/03 12/31/04 12/31/05 12/31/06 12/31/07
                      -------- -------- -------- -------- --------
             Class B.   0.51%    0.39%     -- %     -- %     -- %
             Class C+   0.53     0.39       --       --       --
             Class I.   0.02     0.09     0.05     0.05     0.04

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

        SunAmerica Money Market Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                   MUNICIPAL MONEY MARKET FUND
                                   ---------------------------
                Net                           Net               Net                  Ratio of net
               Asset              Dividends  Asset            Assets     Ratio of     investment
               Value      Net      from net  Value            end of     expenses      income to
             beginning investment investment end of   Total   period    to average      average
Period Ended of period income(1)    income   period Return(2) (000's)  net assets(3) net assets(3)
------------ --------- ---------- ---------- ------ --------- -------- ------------- -------------
                                             Class A
-
  12/31/03    $1.000     $0.003    $(0.003)  $1.000   0.28%   $113,802     0.81%         0.28%
  12/31/04     1.000      0.004     (0.004)   1.000   0.36      97,374     0.87          0.35
  12/31/05     1.000      0.016     (0.016)   1.000   1.62      84,817     0.81          1.58
  12/31/06     1.000      0.027     (0.027)   1.000   2.69     101,083     0.78          2.68
  12/31/07     1.000      0.027     (0.027)   1.000   2.84     153,906     0.83          2.80
                                             Class B
-
  12/31/03    $1.000     $0.001    $(0.001)  $1.000   0.10%   $  3,168     0.98%         0.11%
  12/31/04     1.000      0.001     (0.001)   1.000   0.10         497     1.02          0.10
  12/31/05     1.000      0.008     (0.008)   1.000   0.81         520     1.62          0.80
  12/31/06     1.000      0.018     (0.018)   1.000   1.77         536     1.69          1.77
  12/31/07     1.000      0.020     (0.020)   1.000   1.95         189     1.70          1.95
                                             Class C+
-
  12/31/03    $1.000     $0.001    $(0.001)  $1.000   0.10%   $    258     1.00%         0.11%
  12/31/04     1.000      0.001     (0.001)   1.000   0.10         223     1.18          0.10
  12/31/05     1.000      0.008     (0.008)   1.000   0.82       1,563     1.59          1.02
  12/31/06     1.000      0.018     (0.018)   1.000   1.77         134     1.66          1.61
  12/31/07     1.000      0.017     (0.017)   1.000   1.95         617     1.70          1.92

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)Net of the following expense reimbursements/waivers (based on average net assets):

                      12/31/03 12/31/04 12/31/05 12/31/06 12/31/07
                      -------- -------- -------- -------- --------
             Class A    0.03%    0.00%    0.04%    0.00%    0.01%
             Class B    1.03     0.87     1.44     2.15     3.96
             Class C+   7.45     4.20     0.47     2.14     2.62

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares

See Notes to Financial Statements

        SunAmerica Money Market Fund
        PORTFOLIO PROFILE -- December 31, 2007 -- (unaudited)

                    Industry Allocation*
                    Sovereign Agency.................  27.2%
                    Commercial Banks.................  13.5
                    U.S. Government Securities.......   9.1
                    Money Center Banks...............   8.1
                    Finance-Mortgage Loan/Banker.....   7.5
                    Super-Regional Banks.............   5.1
                    Finance-Investment Banker/Broker.   5.1
                    Diversified Financial Services...   5.1
                    Foreign Bank.....................   5.0
                    Special Purpose Entity...........   5.0
                    Repurchase Agreement.............   4.0
                    Fiduciary Banks..................   3.9
                    Finance..........................   3.0
                    Finance--Consumer Loans..........   0.3
                                                      -----
                                                      101.9%
                                                      =====

                    Weighted average days to maturity  38.3

                      Credit Quality Allocation @#
                      A-1.........................  96.0%
                      Not Rated...................   4.0
                                                   -----
                                                   100.0%
                                                   =====

--------
*  Calculated as a percentage of net assets
@  Source: Standard and Poors
#  Calculated as a percentage of total debt issues

        SunAmerica Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2007

                                             Principal     Value
                Security Description          Amount      (Note 2)
           SHORT-TERM INVESTMENT SECURITIES -- 97.9%
           CERTIFICATES OF DEPOSIT -- 17.7%
           Bank of America Corp.
            4.66% due 03/28/08............. $24,000,000 $ 24,000,000
           Bank of Scotland PLC
            4.75% due 02/29/08.............  15,000,000   15,000,000
           Calyon NY
            5.33% due 03/04/08+............  32,000,000   32,000,269
           Citibank NA
            4.77% due 01/24/08.............  25,000,000   25,000,000
             4.81% due 01/23/08............  24,000,000   24,000,000
           Fortis Bank
            4.80% due 01/28/08+............   5,100,000    5,099,511
             5.31% due 02/19/08............  25,500,000   25,500,167
           Royal Bank of Canada
            5.18% due 01/04/08+............  19,000,000   18,999,014
           Svenska Handelsbanken NY
            5.10% due 01/22/08.............  24,000,000   24,002,188
           UBS AG
            5.05% due 03/20/08.............  25,000,000   24,995,975
           Wachovia Bank NA
            5.35% due 02/25/08.............   1,000,000    1,000,297
                                                        ------------
           Total Certificates of Deposit
             (amortized cost $219,597,421).              219,597,421
                                                        ------------
           COMMERCIAL PAPER -- 24.2%
           General Electric Capital Corp.
            4.15% due 01/08/08.............  14,000,000   13,988,703
           Goldman Sachs Group
            3.75% due 01/02/08.............  22,000,000   21,997,708
             5.25% due 01/07/08............  15,000,000   14,986,875
           Lloyds TSB Bank PLC
            4.47% due 04/02/08.............  15,000,000   14,830,513
             4.49% due 02/04/08............  15,000,000   14,938,263
             5.06% due 01/04/08+...........  15,000,000   15,000,012
           Rabobank Nederland
            4.75% due 01/30/08+............  22,000,000   22,000,876
           Rabobank USA Financial Corp.
            4.35% due 01/03/08.............  28,000,000   27,993,233
           Royal Bank Of Scotland PLC
            4.40% due 01/07/08.............  22,000,000   21,983,867
           Societe Generale
            4.86% due 04/24/08.............  18,000,000   17,722,980
             5.09% due 01/15/08............  21,000,000   20,958,472
           State Street Boston Corp.
            4.25% due 01/03/08.............  15,000,000   14,996,458
             4.25% due 01/04/08............  15,000,000   14,994,687
             4.35% due 01/15/08............  19,000,000   18,967,858
           UBS Finance Delaware LLC
            4.38% due 01/03/08.............  25,000,000   24,993,917
           Wells Fargo & Co.
            4.25% due 01/07/08.............  20,000,000   19,984,850
                                                        ------------
           Total Commercial Paper
             (amortized cost $300,339,272).              300,339,272
                                                        ------------
           MEDIUM TERM NOTES -- 12.1%
           General Electric Capital Corp.
            5.29% due 01/11/08+............  21,000,000   21,004,282
           HSBC Finance Corp.
            5.04% due 02/11/08+............   4,000,000    4,002,338

                                              Principal      Value
                Security Description           Amount       (Note 2)
        ---------------------------------------------------------------
        Merrill Lynch & Co., Inc.
         4.89% due 01/22/08+................ $19,000,000 $   19,000,000
          5.17% due 01/15/08+...............  21,000,000     21,000,000
        Morgan Stanley Dean Witter
         5.33% due 01/18/08+................  23,000,000     23,001,624
        Royal Bank of Scotland PLC
         4.37% due 03/06/08*+...............  18,000,000     18,004,065
        SIV Portfolio LLC
         5.20% due 01/07/08*+(2)(3)(4)......  23,000,000     23,000,000
        Wachovia Bank NA
         5.20% due 10/03/08.................   2,500,000      2,495,780
        Wells Fargo & Co.
         5.19% due 03/10/08+................      40,000         40,002
          5.28% due 01/03/08+...............  19,000,000     19,000,000
                                                         --------------
        Total Medium Term Notes
          (amortized cost $150,548,091).....                150,548,091
                                                         --------------
        U.S. GOVERNMENT AGENCIES -- 34.8%
        Agency for International Development
         Panama
         4.71% due 01/01/08+................   2,063,483      2,068,652
        Federal National Mtg. Assoc.
         4.20% due 02/13/08.................  16,000,000     15,919,733
          4.26% due 01/15/08................  27,500,000     27,454,442
          4.29% due 01/14/08................  23,000,000     22,964,369
          4.29% due 01/22/08................  27,500,000     27,431,181
        Federal Home Loan Bank
         4.12% due 01/03/08.................  30,000,000     29,993,133
          4.21% due 01/10/08................  30,000,000     29,968,425
          4.24% due 01/02/08................  26,000,000     25,996,938
          4.24% due 01/04/08................  30,000,000     29,989,400
          4.24% due 01/07/08................  30,000,000     29,978,800
          4.26% due 01/02/08................  50,000,000     49,994,083
          4.26% due 01/08/08................  28,000,000     27,976,807
          4.30% due 01/07/08................  60,000,000     59,957,000
          4.35% due 01/17/08................  27,000,000     26,947,800
          5.80% due 09/02/08................  26,000,000     26,244,959
                                                         --------------
        Total U.S. Government Agencies
          (amortized cost $432,885,722).....                432,885,722
                                                         --------------
        U.S. GOVERNMENT TREASURIES -- 9.1%
        United States Treasury Notes
         2.63% due 05/15/08.................  11,000,000     10,942,854
          3.13% due 09/15/08................  25,000,000     24,852,964
          4.13% due 08/15/08................  25,000,000     24,998,507
          4.38% due 01/31/08................  10,000,000     10,003,150
          4.63% due 02/29/08................  25,000,000     25,018,437
          4.88% due 04/30/08................   5,000,000      5,012,081
          4.88% due 05/31/08................  12,000,000     12,036,872
                                                         --------------
        Total U.S. Government Treasuries
          (amortized cost $112,864,865).....                112,864,865
                                                         --------------
        Total Short Term Investment Securities -- 97.9%
          (amortized cost $1,216,235,371)...              1,216,235,371
                                                         --------------

        SunAmerica Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2007 (continued)

                                              Principal       Value
               Security Description            Amount        (Note 2)
       REPURCHASE AGREEMENT -- 4.0%
       UBS Securities, LLC Joint Repurchase
        Agreement
        (amortized cost $50,533,000)(1)..... $50,533,000  $   50,533,000
                                                          --------------
       TOTAL INVESTMENTS
         (amortized cost $1,266,768,371)#...       101.9%  1,266,768,371
       Liabilities in excess of other assets        (1.9)    (24,065,292)
                                             -----------  --------------
       NET ASSETS...........................       100.0% $1,242,703,079
                                             ===========  ==============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At December 31, 2007, the aggregate value of these securities was $41,004,065 representing 3.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
# At December 31, 2007, the cost of securities for federal income tax purposes was the same for book purposes.
+ Variable Rate Security - the rate reflected is as of December 31, 2007, maturity date reflects next reset date.
(1)See Note 2 for details of Joint Repurchase Agreements.
(2)Security in default
(3)On August 28, 2007, mark to market losses experienced in the investment portfolio of SIV Portfolio, plc ("SIV Portfolio") (formerly Cheyne Finance
   PLC), the issuer of the underlying notes held by SIV Portfolio LLC, the issuer of the medium term notes (the "Notes") held by the Fund, triggered the appointment of receivers (Deloitte & Touche LLP) (collectively, the "Receiver"). On October 17, 2007, the Receiver determined that SIV Portfolio was, or was about to become, unable to pay its debts as they came due and that an insolvency event had occurred. As a result of this determination, the Notes became immediately due and payable and are in default as a result of non-payment. These events, which are based on published reports, materially adversely affect the ability of SIV Portfolio to make interest and principal payments due on the Notes. According to additional public reports, as of February 14, 2008, the Receiver is in the process of negotiating a refinancing of SIV Portfolio or a sale of its assets, however, there can be no assurance that such a transaction will be consummated. Any such transaction may impact the nature and amount of principal and interest payable to the Fund.
(4)Illiquid Security

See Notes to Financial Statements

        SunAmerica Municipal Money Market Fund
        PORTFOLIO PROFILE -- December 31, 2007 -- (unaudited)

                    State Allocation*
                    North Carolina................... 10.8%
                    Illinois......................... 10.2
                    Michigan.........................  8.3
                    Indiana..........................  8.2
                    Texas............................  7.8
                    Colorado.........................  6.1
                    Florida..........................  4.7
                    South Carolina...................  4.4
                    California.......................  4.2
                    Alaska...........................  3.3
                    Ohio.............................  3.2
                    Washington.......................  3.2
                    Wisconsin........................  3.0
                    Pennsylvania.....................  2.5
                    Wyoming..........................  2.3
                    Arizona..........................  2.2
                    Alabama..........................  1.9
                    Nevada...........................  1.9
                    Kentucky.........................  1.8
                    Delaware.........................  1.7
                    Louisiana........................  1.6
                    Georgia..........................  1.5
                    North Dakota.....................  1.5
                    Connecticut......................  1.1
                    Iowa.............................  0.7
                    Tennessee........................  0.6
                    Massachusetts....................  0.5
                    Registered Investment Companies..  0.4
                                                      ----
                                                      99.6%
                                                      ====
                    Weighted average days to maturity 16.6

                      Credit Quality Allocation @#
                      A-1.........................  87.0%
                      SP-1........................   4.3
                      Not Rated+..................   8.7
                                                   -----
                                                   100.0%
                                                   =====

*  Calculated as a percentage of net assets
@  Source: Standard and Poors
#  Calculated as a percentage of total debt issues
+ Represents debt issues that have either no rating, or rating is unavailable from the data source.

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2007

                                                    Principal    Value
                  Security Description               Amount     (Note 2)
       SHORT-TERM INVESTMENT SECURITIES -- 99.6%
       Alabama -- 1.9%
         Stevenson Alabama Industrial Development
          Board Environmental Improvement Revenue
          (LOC-JPMorgan Chase Bank)
          3.55% due 01/02/08+...................... $3,000,000 $3,000,000
                                                               ----------
       Alaska -- 3.3%
         Alaska Housing Finance Corp.
          Series A
          3.39% due 01/03/08+......................  5,170,000  5,170,000
                                                               ----------
       Arizona -- 2.2%
         Arizona Health Facilities Authority
          3.33% due 01/02/08+......................  1,200,000  1,200,000
         Maricopa County, Arizona Industrial
          Development Authority Multi Family
          Housing Revenue
          Series A
          (LOC-Wells Fargo Bank N.A)
          3.49% due 01/03/08+......................  1,470,000  1,470,000
         Maricopa County, Arizona Industrial
          Development Revenue
          (LOC-Harris Trust & Savings Bank)
          3.55% due 01/03/08+......................    715,000    715,000
                                                               ----------
                                                                3,385,000
                                                               ----------
       California -- 4.2%
         California Housing Finance Agency Revenue
          Series J
          3.65% due 01/02/08+......................  1,090,000  1,090,000
         California Housing Finance Agency Revenue
          Series J
          3.67% due 01/02/08+......................    250,000    250,000
         California Housing Finance Agency Revenue
          Series U
          3.65% due 01/02/08+......................    145,000    145,000
         State of California
          4.00% due 06/30/08.......................  5,000,000  5,015,295
                                                               ----------
                                                                6,500,295
                                                               ----------
       Colorado -- 6.1%
         Colorado Housing & Finance Authority
          Series SFM, Class 1-B-2
          3.45% due 01/02/08+......................  1,040,000  1,040,000
         Colorado Housing & Finance Authority
          Series SFM Class 1-C-2
          3.45% due 01/02/08+......................  3,800,000  3,800,000
         Colorado Housing & Finance Authority
          Series AA
          3.55% due 01/02/08+......................  1,200,000  1,200,000
         Colorado Housing and Finance Authority
          Series AA2
          3.45% due 01/02/08+......................    150,000    150,000
         Colorado Housing & Finance Authority
          Series AA3
          3.45% due 01/02/08+......................  1,265,000  1,265,000
         Colorado Springs, Colorado Revenue
          (LOC-Wells Fargo Bank N.A.)
          3.52% due 01/03/08+......................  1,325,000  1,325,000

                                                        Principal    Value
                  Security Description                   Amount     (Note 2)
   -------------------------------------------------------------------------
   Colorado (continued)
     Durango, Colorado Revenue
      (LOC-Wells Fargo Bank N.A.)
      3.52% due 01/03/08+.............................. $  660,000 $  660,000
                                                                   ----------
                                                                    9,440,000
                                                                   ----------
   Connecticut -- 1.1%
     State of Connecticut
      Series 1
      3.55% due 01/02/08+..............................  1,695,000  1,695,000
                                                                   ----------
   Delaware -- 1.7%
     Delaware State Economic Development
      Authority Revenue Bonds
      3.48% due 01/03/08+..............................  2,600,000  2,600,000
                                                                   ----------
   Florida -- 4.7%
     Collier County Health Facilities Authority
      (LOC-Wachovia Bank N.A.)
      3.48% due 01/03/08+..............................    350,000    350,000
     Dade County, Florida Water & Sewer System
      Revenue
      3.46% due 01/02/08+..............................  3,340,000  3,340,000
     Florida Gulf Coast University Financing Authority
      Series B
      (LOC-Wachovia Bank N.A.)
      3.41% due 01/03/08+..............................  2,820,000  2,820,000
     Florida Keys Aqueduct Authority Revenue
      3.47% due 01/02/08+..............................    700,000    700,000
                                                                   ----------
                                                                    7,210,000
                                                                   ----------
   Georgia -- 1.5%
     Gainsville & Hall County Hospital Authority
      3.47% due 01/02/08+..............................  2,325,000  2,325,000
                                                                   ----------
   Illinois -- 10.2%
     Chicago Illinois
      Series F,
      3.42% due 01/03/08+..............................  4,000,000  4,000,000
     Chicago O'Hare International Airport Revenue
      Series B
      (LOC-Societe Generale)
      3.40% due 01/02/08+..............................    845,000    845,000
     Chicago O'Hare International Airport
      Series C
      3.47% due 01/02/08+..............................  3,400,000  3,400,000
     Chicago, Illinois Waterworks Revenue
      (LOC-Bank One N.A.)
      3.40% due 01/02/08+..............................    500,000    500,000
     Illinois Development Finance Authority Industrial
      Revenue
      (LOC-U.S. Bank N.A.)
      3.53% due 01/02/08+..............................  2,340,000  2,340,000
     Jackson-Union Counties Regional Port District
      Port Facilities Revenue
      (LOC-Wachovia Bank N.A.)
      3.33% due 01/02/08+..............................  2,000,000  2,000,000

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2007 (continued)

                                                     Principal    Value
                 Security Description                 Amount     (Note 2)
    SHORT-TERM INVESTMENT SECURITIES (continued)
    Illinois (continued)
      State of Illinois
       Series B
       3.46% due 01/02/08+.......................... $2,625,000 $ 2,625,000
                                                                -----------
                                                                 15,710,000
                                                                -----------
    Indiana -- 8.2%
      Indiana Educational Facilities Authority
       3.48% due 01/02/08+..........................  1,900,000   1,900,000
      Indiana Health & Education Facilities Finance
       Authority Revenue
       (LOC-Bank of America N.A.)
       3.47% due 01/02/08+..........................  4,135,000   4,135,000
      Indiana Health & Education Facilities Finance
       Authority Revenue
       Series A
       3.47% due 01/02/08+..........................  2,550,000   2,550,000
      Marion, Indiana Economic Development
       Revenue
       (LOC-Bank of America N.A.)
       3.48% due 01/02/08+..........................  4,105,000   4,105,000
                                                                -----------
                                                                 12,690,000
                                                                -----------
    Iowa -- 0.7%
      Iowa Finance Authority
       Series F
       3.48% due 01/03/08+..........................  1,100,000   1,100,000
                                                                -----------
    Kentucky -- 1.8%
      Breckinridge County, Kentucky Lease
       Program Revenue
       Series A
       (LOC-U.S. Bank N.A.)
       3.39% due 01/02/08+..........................  1,115,000   1,115,000
      Breckinridge County, Kentucky Lease
       Program Revenue
       (LOC-U.S. Bank N.A.)
       3.33% due 01/02/08+..........................  1,640,000   1,640,000
                                                                -----------
                                                                  2,755,000
                                                                -----------
    Louisiana -- 1.6%
      State of Louisiana
       Series B
       5.00% due 04/15/08+..........................  2,500,000   2,536,388
                                                                -----------
    Massachusetts -- 0.5%
      University of Massachusetts Building
       Authority Project Revenue
       3.46% due 01/02/08+..........................    745,000     745,000
                                                                -----------
    Michigan -- 8.3%
      Detroit Michigan Water Supply System
       Series B
       3.45% due 01/03/08+..........................    420,000     420,000
      Detroit Michigan Water Supply System
       Series B
       3.55% due 01/03/08+..........................  2,200,000   2,200,000
      Holt Michigan Public Schools
       3.40% due 01/03/08+..........................  4,000,000   4,000,000

                                                     Principal    Value
                  Security Description                Amount     (Note 2)
     ---------------------------------------------------------------------
     Michigan (continued)
       Michigan State Housing Development Authority
        Series A
        3.55% due 01/02/08+......................... $2,150,000 $ 2,150,000
       Michigan State Hospital Finance Authority
        Series B
        (LOC-Landesbank Hessen)
        3.46% due 01/02/08+.........................  2,095,000   2,095,000
       Michigan State Housing Development Authority
        Series C
        3.46% due 01/02/08+.........................  2,000,000   2,000,000
                                                                -----------
                                                                 12,865,000
                                                                -----------
     Nevada -- 1.9%
       Clark County Nevada Airport Revenue
        3.47% due 01/02/08+
        (cost $3,000,000)...........................  3,000,000   3,000,000
                                                                -----------
     North Carolina -- 10.8%
       City of Charlotte North Carolina
        Series B
        3.48% due 01/03/08+.........................  2,400,000   2,400,000
       City of Charlotte North Carolina
        3.48% due 01/03/08+.........................  1,240,000   1,240,000
       County of Guilford North Carolina
        3.48% due 01/03/08+.........................  1,065,000   1,065,000
       Durham, North Carolina Public Improvement
        3.47% due 01/03/08+.........................    300,000     300,008
       Mecklenburg County, North Carolina
        Certificates of Participation
        3.48% due 01/03/08+.........................  1,880,000   1,880,000
       North Carolina Medical Care Commission
        Health Care Facilities Revenue
        3.46% due 01/02/08..........................  1,765,000   1,765,000
       North Carolina Medical Care Commission
        Hospital Revenue
        3.38% due 01/02/08+.........................  3,000,000   3,000,000
       North Carolina Medical Care Commission
        Hospital Revenue
        Series B
        3.42% due 01/02/08+.........................    100,000     100,000
       State of North Carolina
        Series D
        3.44% due 01/02/08+.........................  1,825,000   1,825,000
       University Of North Carolina Chapel Hill
        Foundation Certificate of Participation
        (LOC-Bank of America N.A.)
        3.40% due 01/02/08+.........................  1,300,000   1,300,000
       Wilmington, North Carolina
        3.40% due 01/02/08+.........................  1,300,000   1,300,000
       Winston Salem North Carolina Water And
        Sewer Systems Revenue
        Series C
        3.48% due 01/02/08+.........................    590,000     590,000
                                                                -----------
                                                                 16,765,008
                                                                -----------
     North Dakota -- 1.5%
       North Dakota State Housing Finance Agency
        Revenue
        Series A
        3.54% due 01/02/08+.........................  2,325,000   2,325,000
                                                                -----------

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2007 -- (continued)

                                                        Principal    Value
                  Security Description                   Amount     (Note 2)
   SHORT-TERM INVESTMENT SECURITIES (continued)
   Ohio -- 3.2%
     Cleveland, Ohio Waterworks Revenue
      Series L
      3.45% due 01/03/08+.............................. $1,050,000 $1,050,000
     Cleveland, Ohio Airport System Revenue
      Class D
      (LOC-West LB AG)
      3.53% due 01/02/08+..............................  2,650,000  2,650,000
     County of Hamilton Ohio
      Series B
      (LOC-JPMorgan Chase Bank)
      3.35% due 01/03/08+..............................    750,000    750,000
     Franklin County, Ohio Hospital Revenue
      Series B
      (LOC-Citibank N.A.)
      3.45% due 01/03/08+..............................    445,000    445,000
                                                                   ----------
                                                                    4,895,000
                                                                   ----------
   Pennsylvania -- 2.5%
     Delaware Valley Pennsylvania Regional
      Finance Authority
      Series A
      (LOC-Bayerische Landesbank)
      3.45% due 01/02/08+..............................    300,000    300,000
     Delaware Valley Pennsylvania Regional
      Finance Authority
      Series C
      (LOC-Bayerische Landesbank)
      3.45% due 01/02/08+..............................  1,700,000  1,700,000
     Pennsylvania Turnpike Commission
      Class A1
      3.40% due 01/02/08+..............................  1,000,000  1,000,000
     Pennsylvania State Turnpike Commission
      Series U
      3.40% due 01/03/08+..............................    900,000    900,000
                                                                   ----------
                                                                    3,900,000
                                                                   ----------
   South Carolina -- 4.4%
     North Charleston S C Certificate Of Participation
      3.17% due 01/02/08+..............................  1,700,000  1,700,000
     Piedmont Municipal Power Agency
      Electric Revenue Series A
      3.55% due 01/02/08+..............................    800,000    800,000
     Piedmont Municipal Power Agency,
      Electric Revenue
      Sub Series B-1
      3.50% due 01/02/08+..............................  1,755,000  1,755,000
     Piedmont Municipal Power Agency
      Electric Revenue Series B-3
      3.50% due 01/02/08+..............................    315,000    315,000
     Piedmont Municipal Power Agency
      Electric Revenue Sub Series B-4
      3.55% due 01/02/08+..............................  2,300,000  2,300,000
                                                                   ----------
                                                                    6,870,000
                                                                   ----------
   Tennessee -- 0.6%
     Jackson Energy Authority
      3.48% due 01/03/08+..............................    850,000    850,000
                                                                   ----------

                                                   Principal     Value
                Security Description                Amount      (Note 2)
     --------------------------------------------------------------------
     Texas -- 7.8%
       Aldine, Texas Independent School District
        4.50% due 02/15/08....................... $2,800,000  $  2,803,543
       North Texas Tollway Authority Revenue
        4.13% due 11/19/08.......................  2,500,000     2,500,000
       San Antonio Education Facilities
        Corporation Revenue
        (LOC-JPMorgan Chase Bank)
        3.48% due 01/02/08+......................  5,300,000     5,300,000
       Texas State University Systems
        5.00% due 03/15/08.......................  1,435,000     1,444,422
                                                              ------------
                                                                12,047,965
                                                              ------------
     Washington -- 3.2%
       Port of Seattle, Washington Industrial
        Development
        (LOC-Citibank N.A.)
        3.54% due 01/02/08+......................  1,500,000     1,500,000
       Washington State Housing Finance
        Commission
        (LOC-Bank of America N.A.)
        3.19% due 01/03/08+......................  3,400,000     3,400,000
                                                              ------------
                                                                 4,900,000
                                                              ------------
     Wisconsin -- 3.0%
       Wisconsin Health & Educational Facilities
        Authority Revenue
        Series A
        3.31% due 01/02/08+......................  1,100,000     1,100,000
       Wisconsin Health & Education Facilities
        Authority Revenue
        (LOC-JPMorgan Chase Bank)
        3.41% due 01/03/08+......................  3,500,000     3,500,000
                                                              ------------
                                                                 4,600,000
                                                              ------------
     Wyoming -- 2.3%
       Wyoming Community Development Authority
        3.40% due 01/03/08+......................  3,265,000     3,265,000
       Wyoming Community Development Authority
        Series A
        3.40% due 01/03/08+......................    350,000       350,000
                                                              ------------
                                                                 3,615,000
                                                              ------------
     Registered Investment Company -- 0.4%
       SSgA Tax Free Money Market Fund...........    544,698       544,698
                                                              ------------
     TOTAL SHORT-TERM INVESTMENT SECURITIES
       (amortized cost $154,039,354)* ...........       99.6%  154,039,354
       Other assets less liabilities.............        0.4       672,287
                                                  ----------  ------------
     NET ASSETS..................................      100.0% $154,711,641
                                                  ==========  ============

--------
* At December 31, 2007, the cost of securities for federal income tax purpose was the same for book purposes.
+ Variable rate security - the rate reflected is as of December 31, 2007; maturity date reflects next reset date.
LOC --Letter of Credit

See Notes to Financial Statements

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2007

Note 1. Organization

   SunAmerica Money Market Funds, Inc. (the "Corporation") is an open-end diversified management investment company organized as a Maryland corporation. The Corporation consists of two investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective. Each Fund is advised by AIG SunAmerica Asset Management Corp. ("AIG SunAmerica" or "Adviser"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The investment objective for each of the Funds is as follows:

   The SunAmerica Money Market Fund ("Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital through investment primarily in high-quality money market instruments selected principally on the basis of quality and yield.

   The SunAmerica Municipal Money Market Fund ("Municipal Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation through investments selected primarily in high-quality money market instruments primarily on the basis of quality and yield, and under normal market conditions, invests at least 80% of its assets in municipal securities that are exempt from regular federal income tax.

   The Money Market Fund currently offers four classes of shares: Class A, Class B, Class C and Class I. The Municipal Money Market Fund currently offers three classes of shares: Class A, Class B, and Class C. The classes within the Funds are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares-- Class A shares are available with no front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is imposed on shares sold within one year of original purchase and a 0.50% CDSC is imposed on shares sold after the first year and within the second year after purchase.

   Class B shares-- Class B shares are offered at their net asset value per share, without any front-end sales charge. However, there is a declining contingent deferred sales charge ("CDSC") on shares sold within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after the purchase of such shares and at such time are no longer subject to a distribution fee.

   Class C shares-- Class C shares are offered at their net asset value per share, without any front-end sales charge. However, there is a contingent deferred sales charge of 1.00% on shares sold within 12 months of purchase.

   Class I shares-- Class I shares are offered at net asset value per share without any sales charge, exclusively to certain institutions.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A, Class B, and Class C shares of each Fund has its own 12b-1 plan.

   Indemnifications: Under the Funds' organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts that contain the obligation to indemnify others. The Funds' maximum exposure under these arrangements is unknown. Currently, however, the Funds expect the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements:

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2007 -- (continued)


   Pursuant to each 12b-1 plan, the Fund pays the Fund's distributor (the "Distributor") an account maintenance fee with respect to Class A, B & C shares and pursuant to the 12b-1 plan for the Class B and Class C shares, the Fund also pays the Distributor a distribution fee with respect to the Class B and C shares. The Class A shares do not pay a distribution fee.

   Security Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization/accretion to maturity of any discount or premium. In accordance with rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Corporation's Board of Directors ("Board") has adopted procedures intended to stabilize the Funds' net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Funds' market-based net asset value per share deviates from the Fund's amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

   Repurchase Agreements: The Funds, along with other affiliated registered investments companies, pursuant to exemptive relief granted by the Securities and Exchange Commission (the "Commission"), may transfer uninvested cash balances onto a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   At December 31, 2007, the following Funds held an undivided interest in a joint repurchase agreement with UBS Securities, LLC:

                                            Percentage  Principal
             Fund                            Interest    Amount
             ----                           ---------- -----------
             Money Market Fund.............   20.21%   $50,533,000

   As of that date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities, LLC, dated December 31, 2007, bearing interest at a rate of 1.30% per annum, with a principal amount of $250,000,000, a repurchase price of $250,018,056, and a maturity date of January 2, 2008. The repurchase agreement is collateralized by the following:

                                  Interest Maturity  Principal      Market
   Type of Collateral               Rate     Date     Amount        Value
   ------------------             -------- -------- ------------ ------------
   U.S. Treasury Inflation Index
     Notes.......................   4.25%  01/15/10 $250,000,000 $255,000,900

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income, including the accretion of discount and amortization of premium, is accrued daily; dividend income is recorded on the ex-dividend date.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2007 -- (continued)


   Expenses common to all Funds, not directly related to individual Funds, are allocated among the Funds based upon their relative net asset value or other appropriate methods. In all respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits in the Statement of Operations.

   Dividends from net investment income, if any, are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. Each Fund is considered a separate entity for tax purposes. The Fund files U.S. federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state tax examinations by tax authorities for tax years ending before 2004.

   New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. However, registered investment companies are not required to implement FIN 48 until their last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and determined there is no impact to the financial statements.

   In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the management of the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Note 3. Investment Advisory and Management Agreement, Distribution and Service Agreement

   The Funds have an Investment Advisory and Management Agreement (the "Agreement") with AIG SunAmerica. Under the Agreement, AIG SunAmerica provides continuous supervision of the Funds and administers its corporate affairs, subject to general review by the Board. In connection therewith, AIG SunAmerica furnishes the Funds with office facilities, maintains certain of its books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of AIG SunAmerica and its affiliates.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2007 -- (continued)


   The Funds pay AIG SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                 Management
                                               Assets               Fees
                                    ---------------------------- ----------
     Money Market Fund.............            $0 - $600 million    0.50%
                                               next $900 million    0.45%
                                    (greater than) $ 1.5 billion    0.40%
     Municipal Money Market Fund...            (greater than) $0    0.35%

   The Municipal Money Market Fund is subadvised by AIG Global Investment Corp. ("AIGGIC") pursuant to a subadvisory agreement with AIG SunAmerica. AIGGIC is an indirect wholly-owned subsidiary of AIG and an affiliate of AIG SunAmerica. AIGGIC receives the following fees from AIG SunAmerica, based upon the Fund's average daily net assets:

                                                               Sub-advisory
                                             Assets                Fees
                                   --------------------------- ------------
    Municipal Money Market Fund...           $0 - $200 million     0.25%
                                             next $300 million     0.20%
                                   (greater than) $500 million     0.15%

   AIG SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Fund's average net assets. The contractual expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Board, including a majority of the directors that are not deemed to be "interested persons" of the Funds as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Independent Directors").

         Fund                                               Percentage
         ----                                               ----------
         Money Market Class I..............................    0.80%
         Municipal Money Market Class A....................    0.95
         Municipal Money Market Class B....................    1.70
         Municipal Money Market Class C....................    1.70

   The Funds may also voluntarily waive fees and/or reimburse expenses. The voluntary waivers and/or reimbursements may be terminated at any time. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis.

   For the year ended December 31, 2007, pursuant to the contractual expense limitations in the above table, AIG SunAmerica waived fees and/or reimbursed expenses as follows:

           Fund
           ----
           Money Market Class I.............................. $ 6,583
           Municipal Money Market Class A....................  12,615
           Municipal Money Market Class B....................   4,193
           Municipal Money Market Class C....................  11,238

   The Corporation, on behalf of each Fund, has entered into a Distribution Agreement with AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. The Funds have adopted a Distribution Plan (the "Plan") on behalf of each class of shares other then Class I Shares (each a "Plan" and collectively the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act hereinafter referred to as the "Class A Plan," the "Class B Plan," and the "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Funds and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2007 -- (continued)


   Both the Class B Plan and the Class C Plan provide that the Fund shall pay the Distributor distribution fee at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include distribution fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution, and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class C Plans may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Plans also provide that each class of shares of the Funds, other than Class I, shall pay the Distributor an account maintenance at the annual rate of up to 0.15% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. In this regard, some payments are used to compensate broker-dealers with account maintenance fees in an amount up to 0.15% per year of the assets maintained in the Funds by their customers. Accordingly, for the year ended December 31, 2007, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   SACS receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. SACS has advised the Funds for the year ended December 31, 2007, the proceeds received from redemptions are as follows:

                                              Contingent Deferred Sales Charges
                                              ---------------------------------
          Fund                                Class A     Class B    Class C
          ----                                -------     -------    -------
          Money Market.......................   $--       $96,097    $8,737
          Municipal Money Market.............    --         6,879         8

   The Funds have entered into a Service Agreement with AIG SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon the annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended December 31, 2007, the Funds incurred the following expenses which are included in transfer agent fees and expenses payable line in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                          Payable at
        Fund                                 Expenses  December 31, 2007
        ----                                ---------- -----------------
        Money Market Fund Class A.......... $3,049,012     $228,968
        Money Market Fund Class B..........     40,920        5,503
        Money Market Fund Class C..........     41,357        4,307
        Money Market Fund Class I..........     36,831        3,985
        Municipal Money Market Fund Class A    241,619       23,882
        Municipal Money Market Fund Class B        734           87
        Municipal Money Market Fund Class C      1,074          164

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2007 -- (continued)


Note 4. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from dividends payable and cumulative pension expenses.

                                             Distributable Earnings                  Tax Distributions
                                    ----------------------------------------- --------------------------------
                                                       For the year ended December 31, 2007
                                    --------------------------------------------------------------------------
                                              Long-term Gains/   Unrealized               Long-Term
                                    Ordinary    Capital Loss    Appreciation   Ordinary    Capital
Fund                                 Income      Carryover     (Depreciation)   Income      Gains   Tax Exempt
----                                --------  ---------------- -------------- ----------- --------- ----------
Money Market....................... $409,462          $--           $--       $61,351,107    $--    $       --
Municipal Money Market.............   33,589*     (24,322)           --                --     --     3,087,724

--------
*  Tax exempt distributable earnings

                                              Tax Distributions
                                       ------------------------------------
                                       For the year ended December 31, 2006
                                       ------------------------------------
                                        Ordinary     Long-Term
        Fund                             Income       Capital   Tax-Exempt
        Money Market.................. $68,756,190      $--     $       --
        Municipal Money Market........          --       --      2,633,211

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2007, which are available to offset future capital gains, if any:

                                                Capital Loss Carryforward
                                                -------------------------
                 Fund                            2012         2013
                 ----                              ------      -------
                 Money Market.................. $   --       $    --
                 Municipal Money Market........  8,070        16,252

   Under the current law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred and treated as arising on the first day of the following year. For fiscal year ended December 31, 2007, the Money Market Fund elected to defer post October capital losses in the amount of $3,807.

Note 5. Capital Share Transactions

   Transactions in each class of shares of the Funds, all at $1.00 per share, for the year ended December 31, 2007 and for the prior year were as follows:

                                                                           Money Market Fund
                        -------------------------------------------------------------------------------------------------
                                     Class A                          Class B                       Class C
                        --------------------------------   ---------------------------    --------------------------
                            For the          For the          For the        For the        For the           For the
                              year             year             year           year           year              year
                             ended            ended            ended          ended          ended             ended
                          December 31,     December 31,     December 31,   December 31,   December 31,      December 31,
                              2007             2006             2007           2006           2007              2006
                        ---------------  ---------------   ------------   ------------    ------------      ------------
Shares sold............ $   843,066,044+ $ 1,067,246,832++ $ 13,577,268   $ 21,345,812    $ 35,861,962      $ 35,756,424
Reinvested dividends...      58,499,405       65,808,620        655,545        876,052         563,246           556,078
Shares redeemed........  (1,430,613,813)  (1,008,912,573)   (19,714,079)+  (30,154,351)++  (25,778,554)      (37,411,117)
                        ---------------  ---------------   ------------   ------------    ------------      ------------
Net increase (decrease) $  (529,048,364) $   124,142,878   $ (5,481,266)  $ (7,932,487)   $ 10,646,654      $ (1,098,616)
                        ===============  ===============   ============   ============    ============      ============

                        ----------------------
                                 Class I
                        -------------------------
                          For the       For the
                            year          year
                           ended         ended
                        December 31,  December 31,
                            2007          2006
                        ------------  ------------
Shares sold............ $ 10,922,170  $10,490,556
Reinvested dividends...      723,464      672,568
Shares redeemed........  (11,160,285)  (6,814,727)
                        ------------  -----------
Net increase (decrease) $    485,349  $ 4,348,397
                        ============  ===========

--------
+ Includes automatic conversion of Class B shares in the amount of $4,233,353 to Class A shares
++ Includes automatic conversion of Class B shares in the amount of $2,136,800 to Class A shares

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2007 -- (continued)


                                                      Municipal Money Market Fund
                        ---------------------------------------------------------------------------------------
                                   Class A                       Class B                      Class C
                        ----------------------------   -------------------------    ---------------------------
                           For the        For the        For the       For the         For the        For the
                             year           year           year          year            year           year
                            ended          ended          ended         ended           ended          ended
                         December 31,   December 31,   December 31,  December 31,    December 31,   December 31,
                             2007           2006           2007          2006            2007           2006
                        -------------  -------------   ------------ ------------    --------------  ------------
Shares sold............ $ 260,584,595# $ 253,437,415##  $  15,146   $    421,681    $    1,136,716  $   535,044
Reinvested dividends...     3,066,154      2,607,633        6,688         10,009             8,590        3,913
Shares redeemed........  (210,828,100)  (239,778,560)    (368,544)#     (416,224)##       (662,545)  (1,968,276)
                        -------------  -------------    ---------   ------------    --------------  -----------
Net increase (decrease) $  52,822,649  $  16,266,488    $(346,710)  $     15,466    $      482,761  $(1,429,319)
                        =============  =============    =========   ============    ==============  ===========

--------
# Includes automatic conversion of Class B shares in the amount of $69,768 to Class A shares
## Includes automatic conversion of Class B shares in the amount of $25,660 to Class A shares

Note 6. Directors' Retirement Plan

   The Directors of the SunAmerica Money Market Funds, Inc. have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended December 9, 2006, for the unaffiliated Directors. The Retirement Plan provides generally that an unaffiliated Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting AIG SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expenses line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Director's fees and expenses line on the Statement of Operations.

                                Retirement Plan Retirement Plan Retirement Plan
                                   Liability        Expense        Payments
               -                --------------- --------------- ---------------
 Fund                                       As of December 31, 2007
 ----                           -----------------------------------------------
 Money Market Fund.............    $262,455         $23,638         $13,765
 Municipal Money Market Fund...       8,687           1,533             277

Note 7. Interfund Lending Agreement

   Pursuant to exemptive relief granted by the Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by AIG SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for the temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended December 31, 2007, none of the Funds participated in the program.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2007 -- (continued)


Note 8. Other Information

   The matter related to AIG's settlement with the Commission and other governmental authorities that was reported in recent shareholder reports has been resolved. With respect to such matter, in September 2007, the Commission issued a permanent exemptive order (the "Order") pursuant to
   Section 9(c) of the 1940 Act, to AIG and certain affiliated persons of AIG, including AIG SunAmerica, AIGGIC and SACS. The Order permits each entity to continue to provide advisory or distribution services to the Funds. There has been no adverse impact on the Funds or the Funds' shareholders.

        SunAmerica Money Market Funds
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Money Market Funds,
Inc:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Money Market Fund and SunAmerica Municipal Money Market Fund (constituting SunAmerica Money Market Funds, Inc., hereafter referred to as the "Funds") at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the three years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
February 27, 2008

        SunAmerica Money Market Funds
        APPROVAL OF ADVISORY AGREEMENT -- December 31, 2007 -- (unaudited)

Approval of the Investment Advisory and Management Agreement and Subadvisory Agreement

The Board, including the Directors who are not interested persons of the "Corporation" AIG SunAmerica or AIGGIC, approved the continuation of the Investment Advisory and Management Agreement between the Corporation, on behalf of the Funds, and AIG SunAmerica (the "Advisory Agreement") for a one-year period ending August 31, 2008 at a meeting held on August 27, 2007. At this same meeting, the Board also approved the continuation of the Subadvisory Agreement, as amended,/1/ between AIG SunAmerica and AIGGIC (the "Subadvisory Agreement") with respect to the SunAmerica Municipal Money Market Fund (the "Municipal Money Market Fund") for a one-year period ending August 31, 2008.

In accordance with Section 15(c) of the 1940 Act, the Board requested and the Adviser provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreement. In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreement, the Board, including the Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by the Adviser and Subadviser. The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by AIG SunAmerica and AIGGIC. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that AIG SunAmerica would provide office space, accounting, legal and compliance, clerical and administrative services, and has authorized any of its officers and employees, if elected, to serve as officers or Directors of the Funds without compensation. Finally, the Board noted that AIG SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including AIGGIC.

In connection with the services provided by AIG SunAmerica, the Board analyzed the structure and duties of AIG SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of AIG SunAmerica and concluded, based on their experience and interaction with AIG SunAmerica, that: (i) AIG SunAmerica is able to retain quality portfolio managers and other personnel; (ii) AIG SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Advisory Agreement; (iii) AIG SunAmerica had been responsive to requests of the Board; and (iv) AIG SunAmerica had kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered AIG SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered AIG SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of July 31, 2007, AIG SunAmerica managed, advised and/or administered approximately $56.2 billion in assets. The Board also considered AIG SunAmerica's code of ethics, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectus. Additionally, the Board considered AIG SunAmerica's compliance and regulatory history, and noted that with respect to AIG settlement with the Commission and other governmental authorities, AIG SunAmerica applied for a permanent exemptive order granting relief from the provisions of Section 9(a) of the 1940 Act./2/

--------
/1/ The Subadvisory Agreements were amended in order to comply with the requirements of the exemptive rules relating to subadvisory affiliates (Rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the 1940 Act) so that the Funds can rely on these provisions. These provisions permit certain exemptions for transactions with subadvisory affiliates.
/2 /Please see Note 8 to the Financial Statements contained in this Annual Shareholder report for additional information regarding final resolution of this matter.

        SunAmerica Money Market Funds
        APPROVAL OF ADVISORY AGREEMENT -- December 31, 2007 -- (unaudited) (continued)


With respect to the Municipal Money Market Fund, for which AIG SunAmerica has delegated daily investment management responsibilities to AIGGIC, the Board also considered the nature, quality and extent of subadvisory services provided by AIGGIC. The Board observed that AIGGIC is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Municipal Money Market Fund. The Board reviewed AIGGIC's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Municipal Money Market Fund and concluded, based on their experience with AIGGIC, that: (i) AIGGIC is able to retain high quality portfolio managers and other investment personnel;
(ii) AIGGIC exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and
(iii) AIGGIC had been responsive to requests of the Board and of AIG SunAmerica. The Board considered that AIGGIC has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Municipal Money Market Fund as set forth in the Funds' prospectus. The Board also considered AIGGIC's code of ethics, compliance and regulatory history, and noted that AIGGIC also applied for a permanent exemptive order from the provisions of Section 9(a) of the 1940 Act with respect to AIG's settlement with the Commission and other governmental authorities./1/ The Board concluded that the nature and extent of services to be provided by AIGGIC under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of AIG SunAmerica with respect to both Funds and AIGGIC with respect to the Municipal Money Market Fund. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and/or peer universe ("Peer Universe") as determined by Lipper, Inc. ("Lipper") and to an appropriate index or combination of indices. The Board also noted that it regularly reviews the performance of the Funds throughout the year.

In preparation for the August 27, 2007 meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed each Fund's annualized total returns for the prior one-, two-, three-, four-, five- and ten-year periods ended June 30, 2007.

Specifically, the Board considered that the SunAmerica Money Market Fund (the "Money Market Fund") and the Municipal Money Market Fund ranked in the third and fourth quintile, respectively, of their respective Peer Groups during the one-, two-, three- and four-year periods ended June 30, 2007.

The Board acknowledged AIG SunAmerica's commitment to enhance the Investments Department, including the addition of new analysts and changes to portfolio managers where necessary in prior years and noted that these measures have appeared to generally result in improved performance with respect to the SunAmerica Funds. The Board noted, however, that it would continue to monitor the performance of the Funds on an ongoing basis and in connection with its consideration of the advisory agreements.

Consideration of the Management Fees and Subadvisory Fee and the Cost of the Services and Profits to be Realized by the Adviser, Subadviser and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Funds to AIG SunAmerica pursuant to the Advisory Agreement and the fees paid by AIG SunAmerica to AIGGIC pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by AIG SunAmerica, AIGGIC or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe. In considering the reasonableness of the management fee to be paid by each Fund to AIG SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual advisory fees; and
(ii) actual total operating expenses.

        SunAmerica Money Market Funds
        APPROVAL OF ADVISORY AGREEMENT -- December 31, 2007 -- (unaudited) (continued)


In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by AIG SunAmerica with respect to Class A, B and C shares of the Municipal Money Market Fund and Class I shares of the Money Market Fund. The Board compared each Fund's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether AIG SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that AIG SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Funds since AIG SunAmerica informed the Board that there were no such Funds or accounts.

The Board also received and reviewed information regarding the fees paid by AIG SunAmerica to AIGGIC pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Lipper. The report showed comparative fee information of the Municipal Money Market Fund's Peer Group that the Directors used as a guide to help assess the reasonableness of the subadvisory fee. The Directors noted that Peer Group information as a whole was useful in assessing whether AIGGIC was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fee is paid by AIG SunAmerica out of its management fee and not by the Municipal Money Market Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by AIG SunAmerica and the amount of the management fees which it retained. The Board also considered advisory fees received by AIGGIC with respect to other mutual funds with similar investment strategies to the Municipal Money Market Fund. The Board noted that the subadvisory fee paid by AIG SunAmerica to AIGGIC was reasonable as compared to fees AIGGIC receives for other mutual funds for which it serves as adviser.

In addition, the Board received and reviewed financial statements relating to AIG SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect AIG SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by AIG SunAmerica and its affiliates that provide services to the Funds. In particular, the Board considered the profitability of AIG SunAmerica under the Advisory Agreement, and considered the profitability of AIG SunAmerica's affiliates under the Service Agreement, Rule 12b-1 Plans and Distribution Agreement. Additionally, the Board considered whether AIG SunAmerica, AIGGIC and its affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of AIG SunAmerica and AIGGIC, serves as custodian with respect to certain shareholder retirement accounts that are administered by AIG SunAmerica and receives a fee payable by the qualifying shareholders.

The Board also reviewed AIGGIC's financial statements and considered whether AIGGIC had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Municipal Money Market Fund to date.

The Board concluded that AIG SunAmerica and AIGGIC had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreement and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that the Funds in the AIG SunAmerica complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of AIG

        SunAmerica Money Market Funds
        APPROVAL OF ADVISORY AGREEMENT -- December 31, 2007 -- (unaudited) (continued)

SunAmerica as it adds labor and capital to expand the scale of operations. The Board further noted that AIG SunAmerica has agreed to contractually cap the total annual operating expenses of Class I of the Money Market Fund and Classes A, B and C of the Municipal Money Market Fund, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structures were reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to AIGGIC's management of the Municipal Money Market Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreement, the Board also received information regarding AIG SunAmerica's and AIGGIC's brokerage and soft dollar practices. The Board considered that AIG SunAmerica and AIGGIC are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates. The Board also considered the benefits AIG SunAmerica and AIGGIC derive from their soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to AIG SunAmerica and/or AIGGIC in return for allocating brokerage; however, they noted that since the Funds generally do not engage in brokerage transactions, AIG SunAmerica and AIGGIC typically would not receive soft dollar benefits in return for allocating the Funds' brokerage transactions. The Board further observed that when making purchases of new issues with fixed underwriting fees, AIG SunAmerica or AIGGIC may designate the use of broker-dealers who have agreed to provide certain statistical, research and other information.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement of the Funds and the Subadvisory Agreement with respect to the Municipal Money Market Fund, each for a one-year period ending August 31, 2008. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreement were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

        SunAmerica Money Market Funds, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2007 -- (unaudited)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Funds and other investment companies within the Fund Complex.


                                                                                Number of
                                    Term of                                      Funds in
                     Position(s)   Office and                                  Fund Complex
   Name, Address      Held With    Length of       Principal Occupation(s)     Overseen by     Other Directorship(s)
and Date of Birth*    the Fund   Time Served(4)      During Past 5 years       Director(1)      Held by Director(2)
-------------------- ----------- -------------- ------------------------------ ------------ ----------------------------
Disinterested
Directors

Jeffrey S. Burum     Director    2004-          Founder, Chairman and               39      None
DOB: February 27,                present        CEO of Southern California
1963                                            Development Corp./National
                                                Housing Development Corp
                                                (1992 to present); Founder,
                                                Owner and Partner of
                                                Colonies Crossroads, Inc.
                                                (2000 to present); Owner
                                                and Managing Member of
                                                Diversified Pacific
                                                Development Group, LLC
                                                (1998 to present).

Dr. Judith L. Craven Director    2001-          Retired.                            87      Director, Belo Corporation
DOB: October 6, 1945             present                                                    (1992 to present); Director,
                                                                                            Sysco Corporation (1996 to
                                                                                            present); Director, Luby's
                                                                                            Inc. (1998 to present).

William F. Devin     Director    2001-          Retired.                            88      Member of the Board of
DOB: December 30,                present                                                    Governors, Boston Stock
1938                                                                                        Exchange (1985 to present).

Samuel M. Eisenstat  Chairman    1985-          Attorney, sole practitioner.        49      Director, North European Oil
DOB: March 7, 1940   of the      present                                                    Royalty Trust.
                     Board

Stephen J. Gutman    Director    1984-          Senior Associate, Corcoran          49      None
DOB: May 10, 1943                present        Group (Real Estate) (2003
                                                to present); President and
                                                Member of Managing
                                                Directors, Beau Brummell --
                                                Soho LLC (Licensing of
                                                menswear specialty retailing
                                                and other activities) (1988 to
                                                present).

William J. Shea      Director    2004-          Managing Partner, DLB               49      Chairman of the Board,
DOB: February 9,                 present        Capital, LLC (Private Equity)               Royal and SunAlliance USA,
1948                                            (2006 to present); President                Inc, (2005 to present);
                                                and CEO, Conseco, Inc.                      Director, Boston Private
                                                (Financial Services) (2001 to               Financial Holdings (2004 to
                                                2004); Chairman of the                      present).
                                                Board of Centennial
                                                Technologies, Inc. (1998 to
                                                2001).

Interested Director

Peter A. Harbeck(3)  Director    1994-          President, CEO and                  96      None
DOB: January 23,                 present        Director, AIG SunAmerica,
1954                                            (1995 to present); Director,
                                                AIG SunAmerica Capital
                                                Services, Inc. ("SACS")
                                                (1993 to present); President
                                                and CEO, AIG Advisor
                                                Group, Inc. (2004 to
                                                present).

        SunAmerica Money Market Funds, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2007 -- (unaudited)

                                                                               Number of
                                    Term of                                     Funds in
                     Position(s)   Office and                                 Fund Complex
   Name, Address      Held With    Length of       Principal Occupation(s)    Overseen by  Other Directorship(s)
and Date of Birth*    the Fund   Time Served(4)      During Past 5 years      Director(1)   Held by Director(2)
-------------------  ----------- -------------- ----------------------------- ------------ ---------------------
Officers

John T. Genoy**       President     2007-       Chief Financial Officer, AIG-     N/A               N/A
DOB: November 8,                    present     SunAmerica (2002 to
1968                                            present); Senior Vice
                                                President, AIG SunAmerica
                                                (2003 to present); Chief
                                                Operating Officer, AIG
                                                SunAmerica (2006 to
                                                present).

Donna M. Handel       Treasurer     2002-       Senior Vice President, AIG-       N/A               N/A
DOB: June 25, 1966                  present     SunAmerica (2004 to
                                                present); Vice President,
                                                AIG SunAmerica (1997 to
                                                2004).


Gregory N. Bressler   Secretary     2005-       Senior Vice President and         N/A               N/A
DOB: November 17,     and Chief     present     General Counsel, AIG-
1966                  Legal                     SunAmerica (2005 to
                      Officer                   present); Vice President and
                                                Director of U.S. Asset
                                                Management Compliance,
                                                Goldman Sachs Asset
                                                Management L.P. (2004 to
                                                2005); Deputy General
                                                Counsel, Credit Suisse
                                                Asset Management (2002 to
                                                2004); Counsel, Credit
                                                Suisse Asset Management
                                                (2000 to 2002).


Timothy Pettee        Vice          2004-       Chief Investment Officer,         N/A               N/A
DOB: April 7, 1958    President     present     AIG SunAmerica (2003 to
                                                present); Executive Vice
                                                President and Global
                                                Director of Research
                                                Schroder Investment
                                                Management (2000 to
                                                2002); Director of Research,
                                                U.S. Trust Co. (1998 to
                                                2000).

James Nichols         Vice          2006-       Director, President and           N/A               N/A
DOB: April 7, 1966    President     present     CEO, SACS (2006 to
                                                present); Senior Vice
                                                President, SACS (2002 to
                                                2006); Vice President, AIG
                                                SunAmerica (1995 to 2002).


--------
** On December 10, 2007, John T. Genoy was elected President and Chief
   Executive Officer of the Fund.

        SunAmerica Money Market Funds, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2007 -- (unaudited)

                                                                              Number of
                                    Term of                                    Funds in
                     Position(s)   Office and                                Fund Complex
   Name, Address      Held With    Length of      Principal Occupation(s)    Overseen by  Other Directorship(s)
and Date of Birth*    the Fund   Time Served(4)     During Past 5 years      Director(1)   Held by Director(2)
-------------------- ----------- -------------- ---------------------------- ------------ ---------------------
Cynthia Gibbons      Vice           2002-       Vice President, AIG              N/A               N/A
DOB: December 6,     President      present     SunAmerica (2002 to
1967                 and Chief                  present); Securities
                     Compliance                 Compliance Manager,
                     Officer                    American General
                     ("CCO")                    Investment Management
                                                (2000 to 2002).

Gregory R. Kingston  Vice           2002-       Vice President, AIG              N/A               N/A
DOB: January 18,     President      present     SunAmerica (2001 to
1966                 and                        present); formerly, Vice
                     Assistant                  President, American
                     Treasurer                  General Investment
                                                Management, L.P. (1999 to
                                                2001).

Nori L. Gabert       Vice           2002-       Vice President and Deputy        N/A               N/A
DOB: August 15, 1953 President      present     General Counsel, AIG
                     and                        SunAmerica (2001 to
                     Assistant                  present); Vice President and
                     Secretary                  Secretary, VALIC Company
                                                I and VALIC Company II
                                                (2000 to present); formerly,
                                                Associate General Counsel,
                                                American General
                                                Investment Management
                                                (1997 to 2001).

Matthew J. Hackethal Anti-Money     2006-       Chief Compliance Manager,        N/A               N/A
DOB: December 31,    Laundering     present     AIG SunAmerica (2006 to
1971                 Compliance                 present); Vice President,
                     Officer                    Credits Suisse Asset
                                                Management (2001 to 2006);
                                                CCO, Credit Suisse
                                                Alternative Funds (2005 to
                                                2006); CCO, Credit Suisse
                                                Asset Management
                                                Securities, Inc. (2004 to
                                                2005).

--------
* The business address for each Director and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the adviser. The "Fund Complex" includes the Corporation (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc.
    (18 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (32 portfolios), VALIC Company II (15 portfolios), Seasons Series Trust (24 portfolios) and AIG Series Trust (3 portfolios), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 funds).
(2) Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act other than those listed under this proceeding column.
(3) Mr. Harbeck is an "interested person" of the Funds, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of, the Corporation.
(4) Directors serve until their successors are duly elected and qualified, subject to the Directors' retirement plan as discussed in Note 6 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors and Officers is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SunAmerica Money Market Funds
        SHAREHOLDER TAX INFORMATION -- (unaudited)

Certain tax information regarding the SunAmerica Money Market Funds is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2007. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in January 2008.

During the year ended December 31, 2007, 100% of the distributions paid by the SunAmerica Municipal Money Market
Fund are exempt from federal income taxes.

        SunAmerica Money Market Funds

If you would like additional information:

   [_] Call FastFacts -- our 24-hour, automated account and fund information hotline at 800-654-4760.

   [_] Visit www.sunamericafunds.com for more up-to-date information.

                                 Thank you for your continued support,
                                 AIG SunAmerica Mutual Funds

[LOGO] AIG Sun America
Mutual Funds

            Harborside Financial Center
            3200 Plaza 5
            Jersey City, NJ 07311-4992

Directors/Trustees         VOTING PROXIES ON FUND     most recent twelve month
 Samuel M. Eisenstat       PORTFOLIO SECURITIES       period ended June 30 is
 Peter A. Harbeck          A description of the       available, once filed
 Dr. Judith L. Craven      policies and proce-dures   with the U.S. Securities
 William F. Devin          that the Fund uses to      and Exchange Commission,
 Stephen J. Gutman         determine how to vote      without charge, upon
 Jeffrey S. Burum          proxies relating to        request, by calling (800)
 William J. Shea           secu-rities held in the    858-8850 or on the U.S.
                           Fund's portfolios which    Secu-rities and Exchange
Officers                   is available in the        Commission's website at
 John T. Genoy, President  Fund's State-ment of       http://www.sec.gov.
   and Chief               Additional Information,
   Executive Officer       may be obtained without    DISCLOSURE OF QUARTERLY
 Donna M. Handel,          charge upon re-quest, by   PORTFOLIO HOLDINGS
   Treasurer               calling (800) 858-8850.    The Fund is required to
 James Nichols, Vice       This information is also   file its com-plete
   President               available from the EDGAR   schedule of portfolio
 Timothy Pettee, Vice      database on the U.S.       holdings with the U.S.
   President               Secu-rities and Exchange   Securities and Exchange
 Cynthia Gibbons, Vice     Commission's website at    Commission for its first
   President and Chief     http://www.sec.gov.        and third fiscal quarters
   Compliance Officer                                 on Form N-Q. The Fund's
 Gregory N. Bressler,      DELIVERY OF SHAREHOLDER    Forms N-Q are available
   Chief Legal Officer     DOCUMENTS                  on the U.S. Securities
   and Secretary           The Funds have adopted a   and Exchange Commission's
 Nori L. Gabert, Vice      policy that allows them    website at
   President and           to send only one copy of   http://www.sec.gov. You
   Assistant Secretary     a Fund's prospectus,       can also review and
 Kathleen Fuentes,         proxy material, annual     obtain copies of the
   Assistant Secretary     report and semi-annual     Forms N-Q at the U.S.
 Richard J. Barton,        report (the "shareholder   Securities and Exchange
   Assistant Secretary     documents") to             Commission's Public
 Gregory R. Kingston,      shareholders with          Refer-ence Room in
   Vice President and      multiple accounts          Washington, DC
   Assistant Treasurer     residing at the same       (information on the
 Diedre L. Shepherd,       ''household." This         operation of the Public
   Assistant Treasurer     practice is called         Reference Room may be
 Matthew J. Hackethal,     householding and reduces   ob-tained by calling
   Anti-Money Laundering   Fund expenses, which       1-800-SEC-0330).
   Compliance Office       benefits you and other
                           shareholders. Unless the   This report is submitted
Investment Adviser         Funds receive              solely for the general
 AIG SunAmerica Asset      instructions to the        information of
   Management Corp.        con-trary, you will only   shareholders of the Fund.
 Harborside Financial      receive one copy of the    Distribution of this
   Center                  shareholder documents.     report to persons other
 3200 Plaza 5              The Funds will continue    than shareholders of the
 Jersey City, NJ           to household the           Fund is authorized only
   07311-4992              share-holder documents     in connection with a
                           indefinitely, until we     currently effective
Distributor                are instructed otherwise.  prospectus, setting forth
 AIG SunAmerica Capital    If you do nor wish to      details of the Fund,
   Services, Inc.          participate in             which must precede or
 Harborside Financial      householding please        accompany this report.
   Center                  contact Shareholder
 3200 Plaza 5              Services at (800)
 Jersey City, NJ           858-8850 ext. 6010 or
   07311-4992              send a written request
                           with your name, the name
Shareholder Servicing      of your fund(s) and your
Agent                      account member(s) to AIG
 AIG SunAmerica Fund       SunAmerica Mutual Funds
   Services, Inc.          c/o BFDS, P.O. Box
 Harborside Financial      219186, Kansas City MO,
   Center                  64121-9186. We will
 3200 Plaza 5              resume individual
 Jersey City, NJ           mailings for your account
   07311-4992              within thirty (30) days
                           of receipt of your
Custodian and Transfer     request.
Agent
 State Street Bank and     PROXY VOTING RECORD ON
   Trust Company           SUNAMERICA MONEY MARKET
 P.O. Box 419572           FUNDS
 Kansas City, MO           Information regarding how
   64141-6572              SunAmer-ica Money Market
                           Funds voted proxies
                           relating to securities
                           held in SunAmer-ica Money
                           Market Funds during the

Distributed by:
AIG SunAmerica Capital Services, Inc.

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the prospectus carefully before investing.

www.sunamericafunds.com

MMANN - 12/07

[LOGO] AIG
Sun America
Mutual Funds
live longer retire stronger/sm/

Item 2.  Code of Ethics

         The SunAmerica Money Market Funds, Inc. (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Directors has determined that William J. Shea, the Chairman of the registrant's audit committee, qualifies as an audit committee financial expert, as defined in the instructions to
         Item 3(a) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                               2006        2007
         (a) Audit Fees ....................$  48,662   $  51,513
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$  16,086   $  20,832
         (d) All Other Fees ................$       0   $       0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                               2006         2007
         (b) Audit-Related Fees ............$       0    $       0
         (c) Tax Fees ......................$       0    $       0
         (d) All Other Fees ................$       0    $       0

    (e)

         (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

         (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not Applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the registrant for 2007 and 2006 were 487,836 and $979,786, respectively.

    (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.3a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Money Market Funds, Inc.

By: /s/ John T. Genoy
    -------------------
    John T. Genoy
    President

Date: March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -------------------
    John T. Genoy
    President

Date: March 10, 2008

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: March 10, 2008